UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020
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PhaseBio Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30 Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry Into a Material Definitive Agreement.
On March 19, 2020, PhaseBio Pharmaceuticals, Inc. (the “Company”) entered into a Consent and First Amendment (the “First Amendment”) to its existing Loan and Security Agreement, dated as of March 25, 2019 (the “Loan Agreement”), with (a) Silicon Valley Bank (“SVB”), in its capacity as administrative agent and collateral agent (the “Agent”), (b) SVB, as a lender, and (c) WestRiver Innovation Lending Fund VIII, L.P. (“WestRiver” and together with SVB, the “Lenders”), as a lender. Pursuant to the First Amendment, the Lenders consented to the Company’s entry into the Co-Development Agreement, dated as of January 9, 2020 (the “Co-Development Agreement”), between the Company and SFJ Pharmaceuticals X, Ltd., an SFJ Pharmaceuticals Group company (“SFJ”), pursuant to which SFJ will provide funding to the Company to support the global development of PB2452 and which required that the Company obtain the consent of SVB to grant SFJ a security interest in all of the Company’s assets, including intellectual property owned or controlled by the Company that is necessary for the manufacture, use or sale of PB2452. The First Amendment also provides that in the event that the Co-Development Agreement were terminated or the Company breached or was in default of the Co-Development Agreement (after giving effect to applicable grace periods), the Company will grant to the Lenders a security interest in an amount of unrestricted cash equal to at least the aggregate outstanding balance of all of the obligations under the Loan Agreement as security for the prompt payment of such obligations.
In connection with the First Amendment, the Company and the Lenders concurrently entered into an Intellectual Property Security Agreement, dated March 19, 2020 (the “IP Security Agreement”), granting the Lenders a security interest in all of the Company’s intellectual property. In addition, the Company, the Agent, the Lenders and SFJ entered into a subordination agreement, dated March 19, 2020 (the “Subordination Agreement”), pursuant to which SFJ’s liens and right to payment and performance under the Co-Development Agreement are subordinated to the Lenders’ liens and right to payment in full under the Loan Agreement.
The foregoing description of the First Amendment, the IP Security Agreement and the Subordination Agreement do not purport to be complete and are subject to, and qualified in their entirety by, reference to the terms of the agreements, copies of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: March 20, 2020	By:	/s/ John P. Sharp
John P. Sharp
Chief Financial Officer